Exhibit 10






                                                     May 20, 2002


William B. Dockser
Chairman
CRIIMI MAE Inc.
11200 Rockville Pike
Rockville, MD 20852


Dear Bill:

This agreement ("Agreement") sets forth the terms of the engagement by CRIIMI MAE Inc. (the "Company") of Friedman, Billings, Ramsey & Co., Inc. ("FBR" or the "Advisor"), pursuant to which FBR shall serve as the financial advisor to the Company in connection with evaluating strategic alternatives including, but not limited to the potential sale or recapitalization of all or substantially all of the assets and/or liabilities or capital stock of the Company regardless of how the transaction is structured (a "Sale Transaction").

1. Scope of Services. In connection with the analysis and pursuit of the above mentioned Sale Transaction, FBR will, as the Company's financial advisor and investment banker, at the Company's request, undertake one or more of the following activities (hereinafter referred to as the "Advisory Services"):

(i) Perform a complete and thorough analysis of the business, operations, properties, financial condition and prospects of the Company by providing a sufficient number of experienced FBR staff to conduct such analysis, it being understood that FBR shall, in the course of such analysis, rely entirely upon the completeness and accuracy of publicly available information and information supplied by the Company, its directors, officers, employees, agents, independent accountants and counsel, without independent investigation;

(ii) Prepare an analysis of recent merger or similar transactions (including sales of substantially all of the assets of a company ("Extraordinary Transactions")) in which the acquired company may be considered comparable to the Company with respect to one or more of the following characteristics: asset size, financial condition, profitability and market area;

(iii) Assess current market conditions for comparable mergers or Extraordinary Transactions in light of current economic factors, equity market conditions and the industry environment, and present information concerning such market conditions to the Company;

(iv) Identify and profile potential investor, purchaser or merger candidates for the Company or its assets (each a "Purchaser Entity"); analyze the historical stock price and financial performance of selected Purchaser Entities; advise on the transaction capacity and appropriate transaction structure for each Purchaser Entity;

(v)           With prior knowledge, input and approval of the Company's
              Board of Directors, seek proposals for a Sale Transaction from a select number of Purchaser Entities;

(vi) Advise and assist the Company in evaluating the various forms and structures of a proposed Sale Transaction, considering in each case, as appropriate, the historical and prospective earnings of each potential acquirer, the pro forma financial impact and earnings per share dilution of the proposed Sale Transaction to the potential acquirer, the pro forma change for the Company's shareholders in earnings and dividends per share, the liquidity and trading characteristics of the securities to be received by the Company's shareholders and other information deemed relevant by FBR;

(vii) Participate and assist the Company with: (i) discussions between the Company and a Purchaser Entity; (ii) "due diligence" investigations of such Purchaser Entity; and (iii) negotiation of a letter of intent, memorandum of understanding and/or definitive agreement with a Purchaser Entity;

(viii) Counsel the Company as to strategy and tactics for negotiating with potential acquirers and assist the Company in such negotiations;

(ix) Assuming an agreement in principle is reached for a proposed Sale Transaction, assist the Company together with its counsel in negotiating a definitive agreement;

(x) If appropriate, conduct presentations to the Board of Directors regarding potential Purchaser Entities and Sale Transactions; render an oral and written opinion to the Board of Directors as to whether or not the exchange ratio, in the case of an exchange of common stock, or the financial consideration, in the case of cash and other securities, to be received in the proposed Sale Transaction (including a series of related transactions) is fair, from a financial point of view, to the shareholders of the Company at the time of execution of an agreement with a Purchaser Entity, with an update thereof at the time proxy materials are mailed to the Company's shareholders with respect to approval of such agreement, or as otherwise required by the definitive agreement with the Purchaser Entity (a "Fairness Opinion"); and

(xi) Such other financial advisory and investment banking services as are customary in engagements of the type contemplated hereby and as may be reasonably agreed upon by the Company and FBR.

     The Company acknowledges that all advice (written or oral) given by FBR to the Company is intended solely for the benefit and use of the Company (including its management, directors, attorneys, accountants, and advisors). Other than to the extent reflected in the meeting minutes of the Board of Directors, or as may be required by law or regulation (including, without limitation, the proxy rules under the federal securities laws), no advice (written or oral) of FBR hereunder shall be used, reproduced, disseminated, quoted or referred to at any time, in any manner, or for any purpose, nor shall any public written references to FBR be made by the Company except for the public announcement of this engagement (or its management, directors or attorneys), without the prior written consent by FBR.

     The Company's Board of Directors shall use the Fairness Opinion solely in connection with their consideration of the Sale Transaction, and (ii) the Company will not furnish any Fairness Opinion or other material prepared by the Advisor to any other person or persons or use or refer to any Fairness Opinion for any other purposes without the prior written approval of the Advisor. Notwithstanding the foregoing, the Advisor acknowledges that any such Fairness Opinion, at Company's option, may be referred to and reproduced in its entirety in proxy materials filed with the Securities and Exchange Commission and sent to the Company's stockholders for their consideration in connection with the solicitation of approval for a Sale Transaction and may be required by the Company to be addressed to the shareholders of the Company as well as the Board of Directors.

     The Advisor and its affiliates are engaged in securities trading, brokerage activities and private equity investments, as well as providing investment banking and financial advisory services. In the ordinary course of such activities consistent with law, they may at any time hold long or short positions, and may trade or otherwise effect transactions, for their account or the accounts of customers, in debt or equity securities of the Company and potential Purchaser Entities. Nothing in this Agreement shall be construed to prohibit or limit the ability of FBR or its affiliates from pursuing, investigating, analyzing or engaging in investment banking, financial advisory and other business relationships with entities other than the Company ("Other FBR Clients"), notwithstanding that such entities may be engaged in a business which is similar to the business of the Company, and notwithstanding that such entities may have customers, or potential customers, similar or identical to the Company's, or may have been or may be identified as potential merger or acquisition targets or potential candidates for some other business combination, cooperation or relationship. Notwithstanding anything in this paragraph, FBR will ensure that confidential and proprietary information provided by or on behalf of the Company to FBR or its representatives will not be provided by FBR to Other FBR Clients who are involved in such activities. The Company expressly acknowledges and agrees that it does not claim any proprietary interest in the identity of any other entity in its industry or otherwise, and that the identity of any such entity is not confidential information.

2. Compensation. In connection with providing the Company with the Advisory Services set forth above, FBR will be compensated by the Company as follows:

(a) Upon the execution of this Agreement, the Company will remit to FBR a nonrefundable initial fee of $250,000.

(b) Upon the beginning of each month subsequent to the signing of this Agreement, the Company shall remit to FBR a nonrefundable monthly fee of $100,000.

In the event that (i) the Company requests FBR to provide a written Fairness Opinion and (ii) FBR provides such written Fairness Opinion in a form reasonably satisfactory to the Company, FBR shall receive a cash fee equal to 0.10% of the Total Consideration (as herein after defined) proposed to be paid for such Sale Transaction. This fee shall be due and payable on delivery of the written Fairness Opinion. In the event such Sale Transaction that is the subject of the written Fairness Opinion rendered in accordance with the first sentence of this paragraph is consummated, FBR shall receive a cash fee equal to 0.30% of the Total Consideration paid for the Sale Transaction. Should the Company request a written Fairness Opinion from a financial advisor other than FBR, FBR would be entitled to a cash fee of $500,000 provided however, that such Fairness Opinion is reasonably satisfactory to the Company, is provided by such other party and the subject Sale Transaction is consummated and FBR has not received other fees pursuant to this subparagraph.

For purposes of Paragraph 2(c) above, Total Consideration for the Sale Transaction shall be either (i) in the case of a merger, consolidation or similar transaction, the value of the consideration paid for the Company or (ii) in the case of a sale of the Company's assets, the consideration paid for such assets, but not including any accrued interest paid by the purchaser, plus the value of any funded recourse debt of the Company assumed by the purchaser..

(d) The Company agrees from time to time upon written request from FBR, to reimburse FBR for all reasonable travel, legal, accounting and other out-of-pocket expenses incurred in performing the services hereunder, which expenses shall not exceed $20,000, without the prior approval of the Company. Such expenses shall be reimbursed to FBR within 30 days of the Company's receipt of such written request.

3. Confidential Review. FBR and its agents and counsel will be accorded access to and may examine documents, records and other materials and information of the Company and its subsidiaries as FBR reasonably deems appropriate to perform its obligations hereunder. FBR shall keep all such information, to the extent confidential and proprietary to the Company, confidential except to the extent disclosure is required by any judicial, administrative or self-regulatory agency or organization. In the event that FBR is legally required to make such disclosure, FBR and the Company shall consult and cooperate with one another in connection with the preparation and disclosure of such information. The following information shall not be deemed confidential or proprietary:

(a) Information that at the time of disclosure, or after disclosure, is or subsequently becomes generally available to the public or within the industries in which the Company or FBR and its affiliates conduct business, other than as a result of a breach by FBR of its obligations under this Agreement;

(b) Information that prior to or at the time of disclosure by the Company, was already in the possession of FBR or its affiliates (provided that FBR or its affiliates, at the time of such disclosure was not subject to a non-disclosure obligation relating to such information including any non-disclosure obligation under applicable "Insider Trading" laws and regulations);

(c) Information that at the time of disclosure or subsequent to disclosure, is obtained by FBR or its affiliates from a third party who is lawfully in possession of the information and who is not in violation of any contractual, legal or fiduciary obligation to the Company with respect to that information; or

(d) Information that is or was independently developed by FBR or its affiliates from information lawfully obtained by FBR or its affiliates from parties lawfully in possession of such information and who are not in breach of any contractual, legal or fiduciary obligation to the Company with respect to the information.

     The Company has furnished and will continue to furnish or cause to be furnished to FBR such information as FBR believes appropriate to its assignment (all information so furnished being the "Information"). The Company recognizes and confirms that FBR: (a) will use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same; (b) does not assume responsibility for the accuracy or completeness of the Information and such other information; and (c) will not make an appraisal of any assets or liabilities of the Company or a Purchaser Entity or any of their market competitors.

4. Term. This Agreement and the retention of FBR hereunder shall remain in full force and effect for three months from the date hereof provided, however, the term will be renewable for one additional three (3) month term unless the Company terminates this Agreement in writing two (2) weeks prior to expiration of the initial three-month term. If the Company, within the six months following the termination of this Agreement, enters into an agreement with another financial advisor and requests and receives a written Fairness Opinion from that financial advisor that is in a form reasonably satisfactory to the Company, the Company would owe FBR a cash fee of $500,000, provided however, that no such fee with respect to a Sale Transaction shall be required if such Sale Transaction is not consummated or if FBR has already been paid a fee pursuant to paragraph 2(c) above. The termination of this Agreement shall not relieve the

Company  or  FBR  from  the  provisions  of  this  Agreement   relating  to
indemnification, limitation of liabilities, contribution, settlement, the provisions relating to the payment of fees and expenses, confidentiality, the status of FBR as an independent contractor, the limitation on to whom FBR shall owe any duties and the waiver of the right to trial by jury in this Agreement.

5. Independent Contractor. The Company acknowledges and agrees that it is a sophisticated business enterprise and that FBR has been retained pursuant to this Agreement to act as financial advisor to the Company solely with respect to the Sale Transaction. In such capacity, FBR shall act as an independent contractor, and any duties of FBR arising out of its engagement pursuant to this Agreement shall be contractual in nature and shall be owed solely to the Company. Each party disclaims any intention to impose any fiduciary duty on the either.

6. Announcement. If a Sale Transaction is completed, the Company acknowledges and agrees that FBR may, at its option and expense, place an announcement in such newspapers and periodicals as it may choose, stating that FBR has acted as the financial advisor to the Company in connection with the Sale Transaction. Other than announcements consistent with the preceding sentence neither party shall make any public announcement relating to the content of this agreement or any proposed sale or transaction in the absence of mutual written agreements by the parties regarding the content and timing of such announcement, except as may otherwise be required by applicable law or governmental regulation, including the federal securities laws, as determined by the Company in its sole and absolute discretion.

7. Indemnification, Contribution, and Limitation of Liability. The
Company agrees to indemnify FBR and its controlling persons, representatives and agents in accordance with the indemnification provisions set forth in Appendix I, and agrees to the other provisions of Appendix I, which is incorporated herein by this reference, regardless of whether the proposed Sale Transaction is consummated.

8. Beneficiaries. This Agreement shall inure to the sole and exclusive benefit of FBR and the Company and the persons referred to in Appendix I and their respective successors and representatives. The obligations and liabilities under this Agreement shall be binding upon FBR and the Company.

9. Amendments. This Agreement may be modified or amended, or its provisions waived, only in writing signed by the person or persons against whom enforcement of the modification, amendment or waiver is sought.

10. No Commitment. This Agreement does not and will not constitute any agreement, commitment or undertaking, express or implied on the part of FBR or any affiliate to purchase or to sell any securities or to provide any financing and does not ensure the successful arrangement or completion of a Sale Transaction.

11. Entire Agreement. This Agreement constitutes the entire Agreement between the parties and supersedes and cancels any and all prior or contemporaneous arrangements, understandings and agreements, written or oral, between them relating to the subject matter hereof.

12. Severability. If any portion of this Agreement shall be held or made unenforceable or invalid by a statute, rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect, and, to the fullest extent, the provisions of the Agreement shall be severable.

13. Governing Law; Waiver of Trial by Jury. This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with Maryland law (without regard to any rules or principles of conflicts of law that might look to any jurisdiction outside of the State of Maryland). Any dispute arising hereunder shall be brought before a court in Maryland.

     EACH OF THE PARTIES HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERACTION (WHETHER BASED UPON CONTRACT, OR OTHERWISE) RELATED TO OR ARISING OUT OF THE ENGAGEMENT PURSUANT TO, OR THE PERFORMANCE OF THE SERVICES CONTEMPLATED BY, THIS AGREEMENT.

14. Waiver, Amendment and Modification; Headings. No waiver, amendment or other modification of this Agreement shall be effective unless signed in writing by each of the parties hereto. The headings used herein are for ease of reference only and shall not be used to construe the meaning of this Agreement.

If the foregoing terms correctly set forth our agreement, please sign and return to us a duplicate copy of this Agreement. We look forward to working with you toward the successful conclusion of this engagement and continuing to develop a long-term relationship with the Company.

Very truly yours,

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.


By: /s/N. David Doyle
    ---------------------------------
    N. David Doyle
    Managing Director





                                        Confirmed and accepted as of
                                        this 20th day of May, 2002:



                                        CRIIMI MAE Inc.





                                        By /s/William B. Dockser
                                        ---------------------------
                                              C.O.B.

                                   APPENDIX I

     The Company agrees to indemnify and hold harmless FBR and its affiliates (as defined in Rule 405 under the Securities Act of 1933, as amended) and their respective directors, officers, employees, agents and controlling persons (FBR and each such person being an "Indemnified Party") from and against all losses, claims, damages and liabilities (or actions, including shareholder actions, in respect thereof), joint or several, to which such Indemnified Party may become subject under any applicable federal or state law, or otherwise, which are related to or result from the performance by FBR of the services contemplated by or the engagement of FBR pursuant to, this Agreement and will promptly reimburse any Indemnified Party for all reasonable expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense arising from any threatened or pending claim, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by the Company. The Company will not be liable to any Indemnified Party under the foregoing indemnification and reimbursement provisions, (i) for any settlement by an Indemnified Party effected without its prior written consent (not to be unreasonably withheld); or
(ii) to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from FBR's willful misconduct or gross negligence. The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of FBR pursuant to, or the performance by FBR of the services contemplated by, this Agreement except to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from FBR's willful misconduct or gross negligence.

     Notwithstanding the forgoing, the Company shall not be liable to any Indemnified Person hereunder for the costs of any investigations or similar expenses undertaken by such Indemnified Person with respect to a third party claim prior to the commencement of a legal action by such third party for which indemnification hereunder may be sought, but after commencement of such case the Indemnified Person shall be entitled to indemnification as otherwise contemplated hereby. The Company shall not be liable to any Indemnified Party for any loss (whether direct or indirect) of profit, business opportunity or anticipated savings or indirect or consequential loss suffered by the Indemnified Party or any punitive damages.
     Promptly after receipt by an Indemnified Party of notice of any intention or threat to commence an action, suit or proceeding or notice of the commencement of any action, suit or proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against the Company pursuant hereto, promptly notify the Company in writing of the same. In case any such action is brought against any Indemnified Party and such Indemnified Party notifies the Company of the commencement thereof, the Company may elect to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and an Indemnified Party may employ counsel to participate in the defense of any such action provided, that the employment of such counsel shall be at the Indemnified Party's own expense, unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Indemnified Party has reasonably concluded (based upon advice of counsel to the Indemnified Party) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Company, or that a conflict or potential conflict exists (based upon advice of counsel to the Indemnified Party) between the Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Indemnifying Party to conduct the defense of both the Company and the Indemnified Party (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Party), or (iii) the Company has not in fact employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the Company;
provided, further, that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys representing Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action. Any failure or delay by an Indemnified Party to give the notice referred to in this paragraph shall not affect such Indemnified Party's right to be indemnified hereunder, except to the extent that such failure or delay causes actual harm to the Company, or prejudices its ability to defend such action, suit or proceeding on behalf of such Indemnified Party.

     If the indemnification provided for in this Agreement is for any reason held unenforceable by an Indemnified Party, the Company agrees to contribute to the losses, claims, damages and liabilities for which such indemnification is held unenforceable (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and FBR on the other hand, of the Sale Transaction contemplated by the Agreement whether or not the Sale Transaction is consummated or, (ii) if (but only if) the allocation provided for in clause (i) is for any reason unenforceable, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand and FBR, on the other hand, as well as any other relevant equitable considerations. The Company agrees that for the purposes of this paragraph the relative benefits to the Company and FBR of the Sale Transaction as contemplated shall be deemed to be in the same proportion that the total value received or contemplated to be received by the Company or its shareholders, as the case may be, as a result of or in connection with the Sale Transaction, bear to the fees paid or to be paid to FBR under this Agreement. Notwithstanding the foregoing, the Company expressly agrees that FBR shall not be required to contribute any amount in excess of the amount by which fees paid FBR hereunder (excluding reimbursable expenses), exceeds the amount of any damages which FBR has otherwise been required to pay.

     The Company agrees that without FBR's prior written consent, which shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought under the indemnification provisions of this Agreement (in which FBR or any other Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Party from all liability arising out of such claim, action or proceeding.

     In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company in which such Indemnified Party is not named as a defendant, the Company agrees to promptly reimburse FBR on a monthly basis for all reasonable out-of-pocket expenses incurred by it in connection with such Indemnified Party's appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

     If multiple claims are brought with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any judgment or arbitrate award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment or arbitrate award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

                                     Confirmed and accepted as of
                                     this 20th day of May, 2002:



                                     CRIIMI MAE Inc.





                                     By /s/William B. Dockser
                                     ------------------------------
                                           William B. Dockser
                                           C.O.B.